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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                   0-25226                     22-3285224
   (State Or Other             (Commission                 (IRS Employer
   Jurisdiction Of             File Number)             Identification No.)
    Incorporation)

  9 Entin Road, Parsippany, New Jersey                        07054
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable

            (Former Address, if changed since Last Report) (Zip Code)




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

          Exhibit 99.1 - Press release dated August 12, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2003, the Company issued a press release regarding results for the first quarter ended June 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations and financial condition as of, and for the first quarter ended, June 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EMERSON RADIO CORP.

                                   By: /s/ Kenneth A. Corby
                                       -----------------------------------
                                    Name:   Kenneth A. Corby
                                    Title:  Executive Vice President and Chief
                                            Financial Officer


Dated:  August 12, 2003





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